Palmer Square Credit Opportunities ETF

(Ticker Symbol: PSQO)

Palmer Square CLO Senior Debt ETF

(Ticker Symbol: PSQA)

Palmer Square CLO Debt ETF

(Ticker Symbol: PSQB)

Each a series of Palmer Square Funds Trust

Supplement dated March 20, 2025, to the

Prospectus dated September 11, 2024.

Effective immediately, the website references to www.palmersquarefunds.com are replaced with etf.palmersquarefunds.com.

Please file this Supplement with your records.